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                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT



                                                               STATE OF
                      NAME                            INCORPORATION/ORGANIZATION
                      ----                            --------------------------

Amcast Radio Sales, Inc.                                         DE

AMFM Air Services, Inc.                                          DE

AMFM Broadcasting, Inc.                                          DE

AMFM Holdings Inc.                                               DE

AMFM Houston, Inc.                                               DE

AMFM Interactive, Inc.                                           DE

AMFM Internet Holding Inc.                                       DE

AMFM LA, LLC                                                     DE

AMFM Massachusetts, Inc.                                         DE

AMFM Michigan, Inc.                                              DE

AMFM New York, Inc.                                              DE

AMFM Ohio, Inc.                                                  DE

AMFM Operating Inc.                                              DE

AMFM Pennsylvania, Inc.                                          DE

AMFM Radio Group, Inc.                                           DE

AMFM Radio Licenses, LLC                                         DE

AMFM/Riverside Broadcasting, Inc.                                DE

AMFM San Diego, Inc.                                             DE

AMFM Shamrock Texas, Inc.                                        TX

AMFM Systems, Inc.                                               DE

AMFM Texas Broadcasting, LP                                      DE

AMFM Texas Licenses, LP                                          DE

AMFM Texas, LLC                                                  DE

AMFM Washington DC, Inc.                                         DE

AMFM/WAXQ, Inc.                                                  DE




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                                                               STATE OF
                      NAME                            INCORPORATION/ORGANIZATION
                      ----                            --------------------------

AMFMi Direct Inc.                                                DE

Broadcast Architecture, Inc.                                     MA

Capstar Acquisition Company, Inc.                                DE

Capstar Broadcasting Partners, Inc.                              DE

Capstar Radio Operating Company                                  DE

Capstar TX Limited Partnership                                   DE

Chancellor Marketing Group, Inc.                                 VA

Christal Radio Sales, Inc.                                       DE

Cleveland Radio Licenses, LLC                                    DE

Eastman Radio Sales, Inc.                                        DE

Jamboree in the Hills, Inc.                                      DE

Katz Cable Corporation                                           DE

Katz Communications, Inc.                                        DE

Katz Media Corporation                                           DE

Katz Media Group, Inc.                                           DE

Katz Millennium Marketing, Inc.                                  DE

Katz Millennium Sales & Marketing, Inc.                          DE

Liberty Broadcasting of Albany Incorporated                      NY

Liberty Broadcasting of New York Incorporated                    NY

Osborn Entertainment Enterprises Corporation                     DE

Radio 100, LLC                                                   DE

The AMFM Radio Networks, Inc.                                    DE

The National Payroll Company, Inc.                               DE

WAXQ License Corp.                                               DE



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                                                               STATE OF
                      NAME                            INCORPORATION/ORGANIZATION
                      ----                            --------------------------

Westchester Radio,  L.L.C.                                       NY

WBAB, Inc.                                                       NY

WBLI, Inc.                                                       NY

WGBB, Inc.                                                       NY

WGNA, Inc.                                                       NY

WGNA-FM, Inc.                                                    NY

WHFM, Inc.                                                       NY

WLTW License Corp.                                               DE

WPYX, Inc.                                                       NY

WTRY, Inc.                                                       NY

Zebra Broadcasting Corporation                                   OH



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